Exhibit 10.1
Executable 7-19-11

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

First Amendment
to Private Label PCS Services Agreement

This First Amendment (“First Amendment”) is made to the Private Label PCS Services Agreement between Sprint Spectrum L.P., a Delaware limited partnership (“Sprint”) and Cricket Communications, Inc., a Delaware corporation (“Purchaser”) dated August 2, 2010 (the “Agreement”). Unless expressly provided for otherwise herein, the following modified and added terms and conditions will be part of the Agreement commencing on the first day following the execution of this First Amendment by Sprint and Purchaser. Capitalized terms not defined in this First Amendment shall have the meanings ascribed to them in the Agreement.

Sprint and Purchaser agree as follows:

1.	Section 1 (Definitions) of the Agreement is hereby amended to include the following definition:

“First Amendment” means that First Amendment to the Agreement dated July 21, 2011.

2.	Section 2.8 (Minimum Commitments) of the Agreement is deleted in its entirety and replaced with the following:

2.8	Minimum Commitments

2.8.1	Minimum Commitments
(a)For each Contract Year during the Term, Purchaser shall pay Sprint the minimum revenue commitments set forth in Table 1 below (as such minimum revenue commitments may be adjusted or waived as specifically set forth in this Agreement, including Schedules 1.0 and 4.0). As used herein, each amount set forth in Table 1, other than the Total Minimum Revenue Commitment, is referred to individually as a “Minimum Annual Revenue Commitment” and the total of all such Minimum Annual Revenue Commitments is the “Total Minimum Revenue Commitment.”

Table 1
Commitment Period	Minimum Annual Revenue Commitments	Maximum Roaming Revenue Allocable Against Minimum Annual Revenue Commitment
Effective Date through December 31, 2011 (Contract Year 1)	$20,000,000 (subject to Sections 2.8.1(j) and (k))	$[***]
January 1 through December 31, 2012 (Contract Year 2)	$75,000,000 (subject to Section 2.8.1(j) and (k))	$[***]
January 1 through December 31, 2013 (Contract Year 3)	$80,000,000	$[***]
January 1 through December 31, 2014 (Contract Year 4)	$75,000,000	$[***]
January 1 through December 31, 2015 (Contract Year 5)	$50,000,000	$[***]

Total Minimum Revenue Commitment	$300,000,000	$100,000,000

(b)Except as otherwise provided in Section 2.8.1(g), the following amounts paid under this Agreement during a Contract Year shall be used to determine whether Purchaser has met its Minimum Annual Revenue Commitment for such Contract Year: (i) all amounts paid during such Contract Year under Schedule 1.0 of this Agreement (including Wireless Data Device usage by End Users); and (ii) those amounts paid for usage of the Sprint Network on or after the Effective Date under that certain Intercarrier Roamer Service Agreement dated May 4, 2005, as amended, by and between Sprint (or its Affiliates) and Purchaser (or its Affiliates) (as amended, the “Roaming Agreement”); provided, however, that Purchaser may not count amounts under clause (ii) with respect to: (x) a Contract Year to the extent such amounts exceed the applicable maximum amount for such Contract Year set forth in Table 1; or (y) such amounts exceed the aggregate maximum set forth in Table 1. The amounts described in (i) and (ii) shall constitute the “Annual Revenue Amount.”
(c)If, at the end of any Contract Year, the applicable Annual Revenue Amount during such Contract Year is less than the applicable Minimum Annual Revenue Commitment for such Contract Year, Purchaser shall pay Sprint an amount equal to such shortfall amount. Sprint shall include such shortfall amount in the invoice for the next complete billing cycle. If, at the end of any Contract Year(s), the applicable Annual Revenue Amount exceeds the applicable Minimum Annual Revenue Commitment, the amount of any such excess will be included in the Annual Revenue Amount for succeeding Contract Year(s) to the extent there is a shortfall in any such Contract Year(s).
(d)Subject to any upward adjustment pursuant to Section 14.1.2, once the aggregate Annual Revenue Amounts exceed the Total Minimum Revenue Commitment of $300,000,000, Purchaser shall have no further Minimum Annual Revenue Commitments under this Section 2.8 and all future Minimum Annual Revenue Commitment will be deemed waived. Sprint expressly acknowledges and agrees that the Total Minimum Revenue Commitment shall not exceed $350,000,000.
(e)Subject to Section 16, the provisions of this Section 2.8 shall survive any change of control, business combination, transfer of assets or any other form of transaction such that it will be binding and enforceable on any successor to, or assignee of, Purchaser unless the Agreement is terminated by a Party.

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(f)If Purchaser terminates the Agreement in its entirety under Section 13.1, Purchaser shall have no further Minimum Annual Revenue Commitments under this Section 2.8 and all future Minimum Annual Revenue Commitment will be deemed relieved. The Minimum Annual Revenue Commitment for a Contract Year with fewer than 365 days shall be prorated.
(g)If there is a Change of Control Event involving Purchaser, at Purchaser’s election, Purchaser may [***].
(h)If Purchaser fails to make a payment of money that is not subject to dispute under Section 6.4 and such failure continues for more than 30 days after notice from Sprint, at Sprint’s election, any existing or future Minimum Annual Revenue Commitments that have not been fully exhausted under this Section 2.8.1 (but as they may have been adjusted in accordance with this Agreement) will be due and payable as of the effective date of such termination.
(i)If Sprint terminates the Agreement in its entirety under Section 13.1(iii), Purchaser will pay to Sprint (due as of the effective date of such termination) an amount equal to [***].
(j)Subject to Section 2.8.1(k), to the extent a delay past July 31, 2011 is caused by [***].
(k)If the In Service Date is delayed beyond December 31, 2011, and the delay beyond December 31, 2011 is caused by [***]

2.8.2	[***] and Non-Exclusivity
(a)[***]
(b)Non-Exclusivity. At its discretion, Purchaser may enter into an agreement with any other Person for the purchase and sale of services similar to the PCS Services at any time. Sprint acknowledges and agrees that the only commitment being made by Purchaser with respect
(c) to the volume of Private Label Services that it is selling is its obligation to pay the Minimum Annual Revenue Commitment (as it may be adjusted in accordance with this Agreement). At its discretion, Sprint may enter into an agreement with any other Person for the sale of services similar to the PCS Services.
(d)[***]

3.	Schedule 1.0 (PCS Services) is deleted in its entirety and replaced with Schedule 1.0 attached hereto.

4.All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this First Amendment as of the dates indicated below.

SPRINT SPECTRUM L.P.	CRICKET COMMUNICATIONS, INC.
By: /s/ WT Esrey	By: /s/ S. Douglas Hutcheson
Name: Bill Esrey, Jr.	Name: S. Douglas Hutcheson
Title: Vice President Date: July 21, 2011	Title: President & CEO Date: July 19, 2011
Date: July 21, 2011 Date: July 21, 2011	Date: July 19, 2011

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Schedule 1.0
PCS Services

1.	Description of Services, Rates and Charges
Itemized below are the charges for the PCS Service.

2.	Rates and Charges
The rates and charges under this Agreement are exclusively those set forth in Schedule 1.0 and such other rates, charges, costs and fees expressly set forth or otherwise referenced in this Agreement, including charges for Customized Services under Section 5.8 of this Agreement. Any other rates and charges will be as mutually agreed by the Parties pursuant to a written amendment to this Agreement; provided, however, that Sprint acknowledges and agrees that there are a number of its obligations for which there is not a separate charge or rate specified in this Agreement and that nothing in this Schedule 1.0 shall limit Sprint’s responsibility to perform its obligations in accordance with this Agreement.
There shall be no adjustments to the charges or rates under this Agreement or additional amounts payable under this Agreement except as specifically set forth in this Agreement, including this Schedule 1.0.
Allocation of responsibility for taxes and certain other applicable fees and surcharges between the Parties is set forth in Section 6.5 of the Agreement.

2.1.	Handset and Aircard Service Usage Pricing

2.1.1.	MRC Price Plans - Handsets.
Purchaser may assign each End User with a Handset to any Pricing Bundle (as defined in Section 2.1.1(a)) or, subject to applicable restrictions, the Suspend Plan described in Section 2.1.1(b).

(a)	Monthly Recurring Charge - Handsets.
For purposes of this Schedule 1.0,
“Base MRC Bundles” mean the bundle plans set forth in Table 1-2 below, as the usage in such plans may be adjusted in accordance with Section 2.1.3.
“EOP Active End User” means an End User who is assigned to a Pricing Bundle as of the end of a monthly billing cycle.
“Monthly Average Handset End Users” for a monthly billing cycle means the total number of Net End Users on the first day of the monthly billing cycle and the number of Net End Users at the end of the monthly billing cycle, divided by two (2). For this purpose, Net End Users exclude End Users who only have a Wireless Data Device.
“Pricing Bundles” means the Base MRC Bundles and any of the bundle plans established pursuant to Section 2.1.3 or 2.1.4.
For each End User assigned to any Pricing Bundle during a monthly billing cycle, Sprint will determine the applicable Monthly Average Handset End Users tier set forth in Table 1-1 for such billing cycle based on the number of Monthly Average Handset End Users assigned to any and all Pricing Bundles or the Suspend Plan, which is calculated as of the last day of the immediately preceding calendar month.
The Monthly Recurring Charges for a monthly billing cycle shall be the sum of the Pricing Bundle MRCs for such cycle. “Pricing Bundle MRC” for a Pricing Bundle is:
(i) the Monthly Recurring Charge under Table 1-1 that applies to the Pricing Bundle during such cycle (provided that for the period up to and including January 8, 2014, the Monthly Recurring Charge for each Pricing Bundle shall not exceed the price set forth in Table 1-1 for the “[***]” Monthly Average Handset End Users tier for that Pricing Bundle); multiplied by
(ii) the total number of End Users assigned to such Pricing Bundle during the monthly billing cycle;
as reduced to reflect any partial monthly billing cycle in accordance with the immediately following paragraph.
The Monthly Recurring Charges for an End User shall be prorated for any partial monthly billing cycle during which the End User is assigned to a Pricing Bundle in accordance with the pro-rating methodology described in Attachment No. 2. For example, if an End User is assigned to a Base MRC Bundle for the first half of a monthly billing cycle, then the Monthly Recurring Charges for such End User for such monthly billing cycle of that Contract Year shall be 50% of the applicable Monthly Recurring Charge. More detailed examples of proration are set forth in Attachment No. 2.

Pursuant to Section 2.1.4 below, [***] are being added in the First Amendment, which will be available to Purchaser as soon as Sprint is reasonably able to add such [***] to the billing system.

Table 1-1: Monthly Recurring Charges for Pricing Bundles 1-[***]
Monthly Average Handset End Users	Monthly Recurring Rate for Pricing Bundle 1	[***]
[***]	$[***]	[***]

[***]

Table 1-2: Pricing Bundles 1-[***] as of the Effective Date
Pricing Bundle	Service Plan Component
	Voice Minutes (MOU)	SMS (terminated or originated)	Data (MB)
[***]	[***]	[***]	[***]

As used above, “MOU” means minutes of voice usage on the Sprint Network during a billing cycle. MOUs exclude all minutes during which the End User is Roaming (domestic and international), and any minutes of use attributable to an incomplete call.
As used above, “SMS” means an alphanumeric message of up to 160 characters that an End User sends or receives on the Sprint Network. SMSs exclude all Roaming (domestic and international).
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As used above, “MB” means megabytes (i.e., 1,048,576 bytes, or 2 to the 20th power) of data usage by an End User on the Sprint Network other than in connection with sending or receiving SMSs and “KB” means Kilobytes (i.e., 1,024 bytes, or 2 to the 10th power) of data usage by an End User on the Sprint Network other than in connection with sending or receiving SMSs. MB exclude all Roaming (domestic and international). For purposes of clarity, the usage of data and charges therefor are set forth in this Schedule 1.0 in MBs, but Sprint shall measure and invoice for such usage on a per KB basis.
In addition, if in any monthly billing cycle Purchaser has MOU, SMS or MB Overage (as defined below), Sprint shall charge Purchaser an amount equal to [***]
The calculation of the overage charges for a monthly billing cycle will be made [***] for each of MOU, SMS and Data. For purposes of this Schedule 1.0, “MOU, SMS or MB Overage” with respect to a monthly billing cycle is calculated as follows:
MOU, SMS or MB Overage = [***]
A = total usage of the applicable category of usage (MOU, SMS, and MB) for [***] during the monthly billing cycle
Bx = Dx x Ex, where “x” is the number assigned to the Pricing Bundle (e.g., Pricing Bundle 1, [***])
C = the applicable overage rate set forth in Table 1-3
Dx = the total number of EOP [***] as of the last day of the monthly billing cycle, where “x” is the number assigned to such Pricing Bundle
Ex = the level of usage set forth in Table 1-2 included in the applicable category of usage with respect to the applicable Pricing Bundle, where “x” is the number assigned to such Pricing Bundle

Table 1-3: Overage Rates
Voice (per MOU)	Per SMS (terminated or originated)	Data (per MB)
[***]	[***]	[***]

An example of the calculation of overage charges is set forth in Attachment 4.0. For reference, the per KB rate is $[***].

(b)	Suspend Plan.
For End Users assigned to the Suspend Plan, Sprint will charge Purchaser the usage rates set forth in Table 1-4 below for minutes of use of Service. There is no Monthly Recurring Charge or Overage for End Users assigned the Suspend Plan and all usage of such End Users will be billed on a per unit basis as set forth below.

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Table 1-4: Suspend Plan Per Unit Pricing
Voice (per MOU)	Per SMS (terminated or originated)	Data (per MB)
$[***]	$[***]	$[***]

For reference, the per KB rate is $[***].
Purchaser will not knowingly assign an End User to the Suspend Plan for greater than [***] days. If Sprint provides notice to Purchaser that an End User has been assigned to the Suspend Plan for a period of greater than [***] days Purchaser will thereafter terminate the End User or assign such End User to one of the other Pricing Bundles. If Purchaser does not terminate such End User or assign such End User to another Pricing Bundle within five days of receipt of notice, Sprint may assign the End User to Pricing Bundle 1 under Section 2.1.1(a), and charge the Bundle 1 Monthly Recurring Charge set forth in Table 1-1, and such End Users will be included in the calculation of Net End Users for such plan and will otherwise be treated as an End User assigned Pricing Bundle 1. Purchaser agrees that it will not change plan assignments with the purpose of artificially extending the [***] day period.

2.1.2.	Price Plans – Wireless Data Device
The charge for End Users’ use of a Wireless Data Device during a billing cycle is the product of the aggregate number of MBs of usage on the Sprint Network by such Wireless Data Devices and $[***]. For reference, the per KB rate is $[***]. There is no Monthly Recurring Charge or Overage for use of Wireless Data Devices.

2.1.3.	Review of Existing Pricing Bundles.
At the end of each [***] during the Term commencing with [***], Purchaser may request that Sprint and Purchaser review the actual average MOU, SMS and MB across all End Users with respect to any of the then-current Pricing Bundles. If the actual average MOUs, SMSs or MBs by Handsets assigned to End Users who have selected the same Pricing Bundle during the [***] deviates from the MOU, SMS and/or MB included in such Pricing Bundle by more than the Deadband Percentage, Purchaser may request, and Sprint shall propose within 30 days of such request, commercially reasonable adjustments to the MOU, SMS or MB levels of the applicable then-current Pricing Bundle and the Monthly Recurring Charges associated therewith. The “Deadband Percentage” for a category of usage (i.e., MOU, SMS or MB) with fewer than [***] units is [***]% and for a category of usage with [***] or more units is [***]%. If the Parties are unable to agree to such Monthly Recurring Charge within 60 days of Purchaser’s request and Purchaser still wishes to implement a change to the existing Pricing Bundle(s), Purchaser may treat the reasonableness of Sprint’s proposed adjustment as a dispute under the Agreement. Once the Parties have established a change to an existing Pricing Bundle under this paragraph, such Pricing Bundle will be effective on the first day of the monthly billing cycle immediately following such establishment.

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2.1.4.	New Pricing Bundles
From time to time during the Term, Purchaser may request that new Pricing Bundles be created and implemented. Within 30 days of receipt of such a request, Sprint shall propose a commercially reasonable Monthly Recurring Charge for the new Pricing Bundle. The Parties will then meet to negotiate in good faith such request and response, it being understand that if the Parties are unable to agree to the applicable Monthly Recurring Charge within 60 days after Purchaser’s request under this Section 2.1.4, and Purchaser still wishes to establish the new Pricing Bundle(s), Purchaser may treat the reasonableness of Sprint’s proposed Monthly Recurring Charge as a dispute under the Agreement Once the Parties have established a new Pricing Bundle under this paragraph, such Pricing Bundle will be effective on the first day of the monthly billing cycle immediately following such establishment.

2.1.5.	Price Protection

(a)
General. On August 4, 2010, the In-Service Date and every [***] anniversary of the In-Service Date during the Term (each, a “Benchmark Date”), the Parties will determine the Benchmark Retail Price – [***] (as defined in Section 2.1.5(f) below) and conduct the analysis set forth in this Section 2.1.5. For avoidance of doubt, this analysis will never be performed [***]. Rather, the calculations in this Section 2.1.5 will always be performed [***]. Further, in the event a reduction is triggered under [***] this Section 2.1.5 [***].

(b)
Adjustment Amount. In the event of any change in the [***] from the [***] determined as of the immediately preceding Benchmark Date, each Monthly Recurring Charge shall be modified in an amount equal to [***]; provided, however, that although there shall [***] adjustment under this provision, any [***] adjustment that [***] applied will be used to [***] any [***] adjustments until such time as the [***] of such [***] adjustments have been [***] (i.e. if there is an [***] will be used to [***] has been [***]). In addition to the foregoing, there shall be [***] adjustment under this Section 2.1.5(b) as a result of a change in the [***] during the period commencing on August 4, 2010 and ending on the In Service Date unless the such change is [***] of the [***] as of August 4, 2010 and only by an amount equal to [***] of the adjustment that [***] apply under this Section 2.1.5(b).

(c)
Implementation of Adjustments. The Parties will determine each Benchmark Retail Price – [***] to be used to calculate the [***] and calculate the [***] within 30 days of each Benchmark Date. Any adjustments under this Section 2.1.5 will be prospective only and will be effective as of the first day of the first full billing cycle following the applicable Benchmark Date. For the Benchmark Dates that occur before the twelve (12) month anniversary of the In Service Date, any downward adjustment, if any, under Section 2.1.5 will not be applied until the end of such period, at which time, any such downward adjustments calculated during such period will be effective as of the first day of the first full billing cycle following the end of such period. For avoidance of doubt, the In Service Date is triggered by Purchaser’s commercial launch of services using the PCS Service, but not by any testing or trials.

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(d)
Limited Application of Adjustments. For purposes of clarification, any adjustment determined under this Section 2.1.5 will be used to adjust only the Monthly Recurring Charges for Handsets set forth in Section 2.1.1(a) of this Schedule 1.0 and any additional Monthly Recurring Charges for new Pricing Bundles that may be established pursuant to Section 2.1.4 (each, a “Handset Offering Monthly Recurring Charge”). In no event will the adjustments (if any) determined under this Section 2.1.5 be applied to any other pricing under this Agreement.

(e)
Adjustment Limitation. [***] (i) the Handset Offering Monthly Recurring Charges set forth in Section 2.1.1(a) of this Schedule 1.0 for any Base MRC Plan [***] the applicable amount from the table below; or (ii) the Handset Offering Monthly Recurring Charges for any other Pricing Bundle [***] the lowest Monthly Recurring Charge for such Pricing Bundle as established in accordance with Section 2.1.3 or 2.1.4, as the case may be.

Table 1-5: Pricing Adjustment Limitations
Bundle (Section 2.1.1(a), Table 1-2 of this Schedule 1.0)	Limitation on Adjustments to MRC in Section 2.1.1(a)
1	[***]

(f)
If, absent the limitation under Section 2.1.5(e), an adjustment would result in a Monthly Recurring Charge of less than $[***] for [***] at Purchaser’s then-effective volume tier in Table 1-1, prior to implementing such adjustment, Sprint may elect to either: (A) [***] of the adjustments to Monthly Recurring Charges for [***] Pricing Bundles in accordance with this Section 2.1.5; or (B) [***] such adjustments to the extent such adjustments would result in a monthly recurring charge of [***] than the applicable amounts from Table 1-5 (i.e. the Monthly Recurring Charge would thereafter be set at [***] Monthly Recurring Charge for each Pricing Bundle in effect as of the applicable Benchmarking Date). If Sprint elects to [***] any such adjustment, [***].

(g)	Sprint shall make its election under Section 2.1.5(f) within 30 days of the determination of the adjustment that that gives rise to the election.

(h)	Definitions. Capitalized terms not otherwise defined below or in this Section 2.1.5 will have the meanings set forth in the Agreement.
“Benchmark [***] Plan” means a retail, consumer, Prepaid Wireless Service Offering offered by the National Prepaid Service Provider as of the applicable Benchmark Date that has the following characteristics:[***] The Benchmark [***] Plans in the United States as of the Effective Date are set forth in Attachment No. 3.

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“National Prepaid Service Provider” means any provider of Prepaid Wireless Service Offerings in the United States that has at least [***] subscribers enrolled in such Prepaid Wireless Service Offerings as of the applicable Benchmark Date. For example, [***] and [***] will each be used in the calculation as separate and distinct National Prepaid Providers. In the case of such providers, other than Sprint or Purchaser, that do not separately report the number of subscribers for each brand or brands with respect to Prepaid Wireless Service Offerings, the number of subscribers for each such brand shall be the aggregate number of subscribers of the provider’s Prepaid Wireless Service Offerings.
[***]
“[***]” means with respect to a Benchmark [***] Plan as of a Benchmark Date, the most recently published monthly charge for such Benchmark [***] Plan as of such Benchmark Date, plus any applicable fees and surcharges associated with such plan that are not included in the monthly charge.

(i)
Change in Pricing Structures; Insufficient Number of National Prepaid Service Providers. The Parties agree to negotiate in good faith to agree to appropriate modifications or replacements to this Section 2.1.5 if on any Benchmark Date (i) there are fewer than [***] Benchmark [***] Plans, (ii) there are fewer than [***] National Prepaid Service Providers, or (iii) any of Purchaser, [***] or [***] have ceased offering a Benchmark [***] Plan.

(j)	Benchmark Retail Price Calculation. The following table sets forth the calculation of the Benchmark Retail Price for the August 4, 2010 Benchmark Date.

BENCHMARK

August 4, 2010 Benchmark Retail Price - [***]
[***]

(k)	Examples. The following example of the calculations and adjustments under this Section 2.1.5 was added in the First Amendment.

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EXAMPLE

In-Service Date Benchmark Retail Price - [***]
[***]

Pricing Table as of August 4, 2010
Table 1-1: Monthly Recurring Charge
Monthly Average Handset End Users	Monthly Recurring Rate for Pricing Bundle 1	[***]
[***]	[***]	[***]

After In-Service Date Adjustment
Table 1-1: Monthly Recurring Charge
Monthly Average Handset End Users	Monthly Recurring Rate for Pricing Bundle 1	[***]
[***]	[***]	[***]

2.1.6.	Voice PCS Service - Included
There shall be no charge for End Users’ utilization of the features identified in this Section 2.1.6 other than the applicable MOUs, if any.

•	Call Forwarding

•	Call Waiting

•	Three Way Calling
(However, if Purchaser utilizes Telcordia to enable Purchaser to offer pre-paid services to End Users, Three Way Calling will not be available.)

•	Caller ID

•	Caller ID Blocking (Purchaser must elect)

•	Basic Network Fraud Monitoring

•	Voicemail (Purchaser must elect)

•	Toll Blocking (Purchaser must elect)
In addition, Sprint shall provide the daily, weekly and monthly reports described in the Private Label Operations Manual at the frequency specified therein.

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2.2.	Automatic Roaming Charges:
Sprint shall charge for End Users’ Roaming.

2.2.1.	Automatic Domestic Roaming - Voice
Sprint shall make available to Purchaser domestic voice Roaming service for End Users (and not for other Purchaser subscribers that are homed to networks other than the Sprint Network and not for subscribers other than those provisioned to the Sprint Network under this Agreement) in accordance with this paragraph. Sprint will charge Purchaser a blended pass through rate based on Sprint’s most recent quarterly rates for domestic Roaming, plus all other applicable charges imposed by Governmental Authorities or the third party roaming service provider, such as taxes and toll charges. From and after the Effective Date, domestic voice Roaming rates will be updated quarterly based on Sprint’s most recent quarterly rates for domestic Roaming. The blended pass through rates Sprint will charge Purchaser for domestic voice Roaming service will be calculated by dividing the total domestic voice Roaming charges invoiced to Sprint by its Roaming partners during a calendar quarter by the total domestic voice Roaming MOUs for such calendar quarter. The blended pass through per minute rate for domestic voice Roaming service as of the Effective Date is $[***].

2.2.2.	Automatic Domestic Roaming - Data
Sprint shall make available domestic data transport Roaming service described in this Section 2.2.2 to Purchaser after Purchaser’s written request, the timing of the availability of domestic data transport Roaming service to Purchaser being subject to technical, resource and logistical constraints of Sprint and its Roaming providers.  For domestic data transport Roaming MB usage, Sprint will charge Purchaser a blended pass through rate based on Sprint’s most recent quarterly rates for domestic data transport Roaming, plus all other applicable charges imposed by Governmental Authorities or the third party roaming service provider, such as taxes and toll charges.  Domestic data transport Roaming rates will be updated quarterly based on Sprint’s most recent quarterly rates for domestic data transport Roaming.  The blended pass through rates Sprint will charge Purchaser for domestic data transport Roaming MB usage will be calculated by dividing the total domestic data transport Roaming charges invoiced to Sprint by its Roaming partners during a calendar quarter by the total domestic data transport Roaming MB usage for such calendar quarter. The blended pass through per MB rate for domestic data Roaming service as of the Effective Date is $[***]. For reference, the blended pass through per KB rate for domestic data Roaming service as of the Effective Date is $[***].

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2.2.3.	Automatic International Roaming - Voice
Sprint shall make available voice international Roaming service to Purchaser for End Users in all countries where Sprint provides voice international Roaming. Sprint will charge Purchaser the blended pass through rates in the 4 categories listed in Table 2.2.2 below, based on Sprint’s most recent quarterly rates for voice international Roaming, plus all other applicable charges imposed by Governmental Authorities or the third party roaming service provider, such as taxes and toll charges. From and after the Effective Date, Sprint will perform a quarterly analysis of Sprint’s voice international Roaming rates with respect to each of the 4 categories listed in the table below, and if such analysis results in a different blended pass through rate for any such category, Sprint will update the rate it charges for such category accordingly. The blended pass through rates Sprint will charge Purchaser for international voice Roaming service will be calculated by dividing the total international voice Roaming charges invoiced to Sprint by its Roaming partners during a calendar quarter by the total international voice Roaming MOUs for such calendar quarter. The blended pass through per minute rates for international voice Roaming service as of the Effective Date is set forth in Table 1-6.

Table 1-6: Blended Pass Through Rates for Voice (International) As Of the Effective Date
Country	Per Minute
Guam, Puerto Rico, & US Virgin Islands	$[***]
Canada	$[***]
Mexico	$[***]
All other countries (i.e., except Guam, Puerto Rico, US Virgin Islands, Canada & Mexico)	$[***]

2.2.4.	Automatic International Roaming - Data
Sprint shall make available international data transport Roaming service described in this Section 2.2.4 to Purchaser after Purchaser’s written request, the timing of the availability of international data transport Roaming service to Purchaser being subject to technical, resource and logistical constraints of Sprint and its Roaming providers.  For international data transport Roaming MB usage, Sprint will charge Purchaser a blended pass through rate based on Sprint’s most recent quarterly rates for international data transport Roaming, plus all other applicable charges imposed by Governmental Authorities or the third party roaming service provider, such as taxes and toll charges.  International data transport Roaming rates will be updated quarterly based on Sprint’s most recent quarterly rates for international data transport Roaming.  The blended pass through rates Sprint will charge Purchaser for international data transport Roaming KB usage will be calculated by dividing the total international data transport Roaming charges invoiced to Sprint by its Roaming partners during a calendar quarter by the total international data transport Roaming KB usage for such calendar quarter. The blended pass through per MB rate for international data transport Roaming service as of the Effective Date is set forth in Table 1-7. For reference, the blended pass through per KB rate for international data transport Roaming service as of the Effective Date is also set forth in Table 1-7.

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Table 1-7: Blended Pass Through Rates for Data (International) As Of the Effective Date
Country	Per MB Rate	Per KB Rate
Canada	$[***]	$[***]
Guam	$[***]	$[***]
Mexico	$[***]	$[***]
Puerto Rico	$[***]	$[***]
All other countries (i.e., except Guam, Puerto Rico, Canada & Mexico)	$[***]	$[***]

2.2.5.	Automatic Domestic Roaming - SMS
Sprint’s billing system does not currently have the ability to charge different rates for domestic SMS Roaming. For domestic SMS Roaming usage, the rates for SMS in Section 2.1.1 above will apply. In the future, if Sprint’s billing system is able to charge different rates for domestic SMS Roaming, Sprint will charge Purchaser a blended pass through rate for all Roaming SMS usage based on Sprint’s most recent quarterly rates for all Roaming SMS, plus all other applicable charges imposed by Governmental Authorities or the third party roaming service provider, such as taxes and toll charges.  All domestic Roaming SMS rates will be updated quarterly based on Sprint’s most recent quarterly rates for all domestic Roaming SMS.

2.2.6.	Automatic International Roaming – SMS
For Roaming international SMS for all countries except Canada, Sprint will charge Purchaser a blended pass through rate for all Roaming International SMS usage based on Sprint’s most recent quarterly rates for all Roaming International SMS, plus all other applicable charges imposed by Governmental Authorities or the third party roaming service provider, such as taxes and toll charges.  All Roaming International SMS rates will be updated quarterly based on Sprint’s most recent quarterly rates for all Roaming International SMS. Sprint’s billing system does not currently have the ability to charge different rates for Canada SMS Roaming. For Canada SMS Roaming, the rates for SMS in Section 2.1.1 above will apply. In the future, if Sprint’s billing system is able to charge different rates for Canada SMS Roaming, Sprint will charge Purchaser a blended pass through rate as described herein.

2.2.7.	Blocking Roaming
At Purchaser’s sole discretion and election, it may block all data roaming (not on an End User by End User basis). At Purchaser’s sole discretion and election, it may block voice (international and domestic roaming) and SMS roaming by assigning the appropriate roaming list to such End Users through the provisioning process.

2.3.	Manual Roaming Charges:
Manual Roaming charges are billed directly to the End User credit or calling card by the serving carrier at carrier defined rates.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4.	International Toll Charges:
Purchaser shall have the right to elect to have Sprint provide international toll services to Purchaser and charge Purchaser the international per minute base rates set forth in Attachment No. 1 to Schedule 1.0 or have Sprint route toll calls to Purchaser as set forth in Section 4.1 of Schedule 5.0.

2.5.	Short Message Service (SMS)

2.5.1	Mobile Terminated SMS Messages (MTSMS)
Each MTSMS message can include up to 160 characters. Individual Devices may not be able to receive an MTSMS if the Device is: (a) turned off; (b) Roaming; or (c) traveling in a Market that does not have text messaging capabilities. Purchaser must pay for each MTSMS message regardless of whether or not it is actually delivered to a Device.

2.5.2	Mobile Originated SMS Messages (MOSMS)
Each End User MOSMS message can include up to 160 characters. Individual Devices must have mobile originations capabilities in the Device client. Individual Devices may not be able to terminate the origination of a message if the Device is (a) not provisioned; (b) turned off; or (c) traveling in a Sprint Service Provider Affiliate Market that does not have text messaging capabilities. Purchaser will pay for each MOSMS regardless of whether or not it is actually terminated to a Device.

2.6.	Reserved

2.7.	LBS Charges
As requested by Purchaser, Sprint will provide access to Sprint’s base station almanac allowing Purchaser to provide location-based services independently at the following rates: For purposes of clarity, there shall be a single monthly charge for any month based on the number of Net End Users for such month (e.g., the monthly charge under this Section 2.7 for a month in which the Net End Users is 1,500,000 would be $[***].

Net End Users	Monthly Charge
[***]	$ [***]

There shall be no charges imposed under this Section 2.7 prior to the In Service Date.

2.8.	Other Charges:

2.8.1.
Call Forwarding: standard airtime rates (per unit or MRC MOU decrement, as applicable) will apply. Sprint will enable and authorize Purchaser, at Purchaser’s sole discretion and election, to block an End User from receiving Call Forwarding capabilities.

2.8.2.
Operator Services: Sprint will not provide Operator Services under this agreement and will route Operator Services calls back to Purchaser for processing. Sprint’s standard airtime (per unit or MRC MOU decrement, as applicable) and applicable toll charges will apply.

2.8.3.
Directory Assistance: Sprint will not provide Directory Assistance under this agreement and will route Directory Assistance calls back to Purchaser for processing. Sprint’s standard airtime (per unit or MRC MOU decrement, as applicable) and applicable toll charges will apply.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.8.4.	911 and E911: Standard airtime (per unit or MRC MOU decrement, as applicable) will apply.

2.8.5.	Wireless Local Number Portability: Sprint will charge Purchaser $[***] per End User port (both incoming and outgoing).

2.8.6.	611 – Direct Routing to Purchaser’s Customer Care:
Implementation:    $[***]
Sprint agrees that this implementation charge shall only be charged to Purchaser if Purchaser fails to meet its obligation to pay the Minimum Annual Revenue Commitment for the 2011 Contract Year, as such Minimum Annual Revenue Commitment may be adjusted or deferred in accordance with this Agreement. If Purchaser pays the Minimum Annual Revenue Commitment for the 2011 Contract Year, Sprint shall waive this implementation charge and Purchaser shall have no obligation to pay it.
Airtime Rates: Standard airtime rates (per unit or MRC MOU decrement, as applicable) will apply
This service allows Purchaser’s End Users to be directly routed to Purchaser’s customer care when dialing 611.

2.8.7.	Call Tracing: $[***] per request

2.8.8.	Voicemail Password Reset: $[***]

2.8.9.
Custom Routing Code: $[***] per custom routing code requested by Purchaser after the In Service Date that allows Purchaser to provide a unique code for End User customer care calls, subject to availability.

2.8.10.	Non-standard reports: As quoted pursuant to the Work Order process described in the Agreement.

2.8.11.	Device Certification: As quoted pursuant to the Work Order process described in the Agreement.

2.9.	Initial Implementation Fee
Sprint will charge Purchaser an “Initial Implementation Fee” of $[***], which will include the account setup services described below in this Section 2.9. The Initial Implementation Fee will be invoiced by Sprint upon completion of the account setup services.
Sprint agrees that this Initial Implementation Fee shall [***].

2.10.	Account Setup Services
Sprint will perform the following account setup services:

•	Establish Purchaser’s account in Sprint’s wholesale billing system;

•	Build Purchaser’s price plans in the Sprint wholesale billing system;

•	Build Purchaser’s product feature codes (SOCs) in the Sprint wholesale billing system;

•	Establish access to Sprint’s Citrix server for Purchaser’s staff;

•	Establish MVNO.com access for Purchaser’s staff;

•	Establish Purchaser’s access to Sprint’s trouble ticketing system;

•	Establish Purchaser’s access to Sprint’s WLNP porting systems;

•	Establish Purchaser’s access to Sprint’s MapServer tool;

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Establish technical points of contact (TPOC) with Sprint’s help desk and rapid problem management (RPM) group; and

•	Coordinate connectivity between Sprint and Purchaser’s data center (Purchaser is responsible for applicable circuit costs).

2.11.	Application Provisioning Interface (“API”)
API Implementation Fee:        $[***]
If requested by Purchaser, Sprint will implement API for Purchaser. The API implementation includes up to 6 weeks of access to the Sprint release test bed using standard test data. Unique data requests, unique test bed access, and access to the test bed beyond 6 weeks will only be available pursuant to a Work Order and subject to payment of fees determined under such Work Order. API will allow Purchaser to provision End Users through Purchaser’s billing/activation system which will interface with and update Sprint’s billing system automatically. API will be able to perform End User subscription activities that would otherwise be performed on the Sprint maintained Private Label Services web site (e.g, activations, deactivations, suspends, feature changes). In order to receive API, Purchaser must establish a direct connection into the Sprint data center through a dedicated circuit at Purchaser’s expense. Purchaser may utilize the same direct connection to Sprint for MAF, API and AMS. However, Purchaser is responsible for monitoring and ensuring adequate capacity on its circuit(s). API will be provided as set forth in the Agreement and the Functional Requirements Specification document provided to Purchaser by Sprint.
Sprint agrees that this implementation charge shall [***].

2.12.	Billing Records Interfaces
Billing Records Interfaces Implementation Fee:    $[***]
Message Acquisition & Formatting (“MAF”) and Application Mediation System (“AMS”) are individually referred to as a “Billing Records Interface” and jointly referred to as “Billing Records Interfaces.” Subject to Purchaser’s payment of the Billing Records Interfaces implementation fee, Sprint will implement one Billing Records Interface or both Billing Records Interfaces, as designated by Purchaser.
Sprint agrees that this implementation charge shall [***].

2.12.1.	Message Acquisition & Formatting (MAF)
If requested by Purchaser, Sprint will implement MAF for Purchaser as described in Section 2.12 above. MAF will allow Purchaser to receive unrated Call Detail Records (“CDRs”) on a near real-time basis. In order to receive MAF, Purchaser must obtain a license to use CIBER formatted records from MACH at Purchaser’s sole expense. In addition, in order to receive access to the MAF data, Purchaser, at its sole expense, will need to establish a direct connection to Sprint through a dedicated circuit, complete a MAF questionnaire, and comply with the requirements set out in the Private Label Operations Manual and other applicable documentation provided by Sprint. Sprint will not provide access to MAF until all such requirements are met. Purchaser may utilize the same direct connection to Sprint for MAF, API and AMS. However, Purchaser is responsible for monitoring and ensuring adequate capacity on its circuit(s). MAF will be provided as set forth in the Agreement and the Private Label Operations Manual.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.12.2.	Application Mediation System (AMS)
If requested by Purchaser, Sprint will implement AMS for Purchaser as described in Section 2.12 above. AMS will provide Purchaser with unrated 3G packet data transport usage billing records (“IPDRs”) and, where applicable, transactional detail records (“TDRs”), which will allow Purchaser to rate 3G Data Services on a per kilobyte basis. In order to receive access to AMS data records, Purchaser, at its sole expense, will need to establish a direct connection to Sprint through a dedicated circuit, and comply with the requirements set out in the Private Label Operations Manual and other applicable documentation provided by Sprint. Purchaser may utilize the same direct connection to Sprint for MAF, API and AMS. However, Purchaser is responsible for monitoring and ensuring adequate capacity on its circuit(s). Sprint will not provide access to AMS until all such requirements are met. AMS will be provided as set forth in the Agreement and the Private Label Operations Manual.

2.13.	Application to Person SMS Connectivity (“A2P”)
A2P Implementation Fee:        $[***]
If requested by Purchaser pursuant to a Work Order and subject to payment of the A2P implementation fee, Sprint will implement A2P for Purchaser. A2P will allow Purchaser to send SMS messages to Devices from an application service whereby A2P traffic is sent through Sprint’s short message peer to peer (“SMPP”) protocol by direct connection to Sprint’s messaging infrastructure. Sprint will invoice Purchaser for all SMS messages Purchaser sends through A2P at the rates set forth above in this Schedule 1.0. In order to send SMS messages through the SMPP, Purchaser, at its sole expense, will need to establish a direct connection to Sprint in accordance with the specifications in the “SMPP Protocol Requirements and NCRF Template” document, complete required request forms, and comply with the requirements set out in the Private Label Operations Manual and SMPP Protocol Requirements and NCRF Template provided by Sprint. Sprint will not provide access to A2P until all such requirements are met. A2P will be provided as set forth in the Agreement, the Private Label Operations Manual, and the SMPP Protocol Requirements and NCRF Template.
Sprint agrees that this implementation charge shall [***].

3.	Procedures and Guidelines
Sprint shall round usage and pro-rate service plan prices in accordance with Attachment No. 2 to this Schedule 1.0. If Sprint modifies its rounding or pro-rating methodology in the future, it will provide Purchaser with commercially reasonable notice of such changes and to the extent such changes result in material adverse financial impacts on Purchaser, Sprint will make such adjustments (whether through credits, refunds or adjustments to charges) as are necessary to negate such adverse financial impacts.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.